SCHEDULE 14A
                               (RULE 14A-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

        PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

   Filed by the Registrant (X)
   Filed by a Party other than the Registrant (  )

   Check appropriate box:
   ( )  Preliminary Proxy Statement
                                         ( )  Confidential, for Use of the
                                              Commission Only (as permitted
                                              by Rule 14a-6(e)(2))
   ( )  Definitive Proxy Statement
   (X)  Definitive Additional Materials
   ( )  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          COMMERCIAL ASSETS, INC.
              (Name of Registrant as Specified in Its Charter)

                               Not Applicable
   ----------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

 Payment of filing fee (Check the appropriate box): (X) No fee required.
  ( )   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.
    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)::

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

 ( )    Fee paid previously with preliminary materials.

 ( )    Check box if any part of the fee is offset as provided by Exchange
 Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)   Amount Previously Paid:

    (2)   Form, Schedule or Registration Statement No.:

    (3)   Filing Party:

    (4)   Date Filed:





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                    INSTRUCTIONS FOR VOTING BY TELEPHONE


        * Call the 800 telephone number located in the upper left of the enclosed proxy.


        * Use your 12 digit control number which is located above Proposal 1 to Access the voting menu.



                  INSTRUCTIONS FOR VOTING VIA THE INTERNET


        *      Contact www.PROXYVOTE.com.

        * Use your 12 digit control number which is located above Proposal 1 to access the voting screen.


    If you have any questions, or need assistance in voting your shares, please contact our proxy solicitor, MacKenzie Partners, Inc. at
      (800) 322-2885 (toll-free) or (212) 929-5500 (call collect).
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Reminder Letter for ADP Clients



                             IMPORTANT REMINDER



May 25, 1999


Dear Commercial Assets, Inc. Stockholder:

        The Annual Meeting of Stockholders of Commercial Assets, Inc. (the "Company") has been postponed until Wednesday, June 9, 1999. The meeting has been postponed in order to allow the Company additional time to solicit votes on the proposal to approve the reincorporation of the Company under the laws of the State of Delaware, which requires the approval of 80% of the outstanding shares.

        To date, your proxy has not been received. We encourage you to read carefully the proxy statement previously mailed to you and to vote promptly using the enclosed duplicate proxy form. If it is convenient, you may also vote by telephone or over the Internet. Simply follow the instructions included with this letter.

     As detailed in earlier communications, the primary reasons we seek to reincorporate in Delaware are to:

o Take advantage of the attractive and flexible legal climate for Delaware companies. Delaware has a prominent reputation as the state of incorporation for major companies and many other state courts consistently look to Delaware for legal guidance on corporate matters.

o Improve our ability to attract and retain qualified directors. Delaware law may permit us to limit the liability of the directors and provide indemnification to the officers, directors and employees to a degree greater than is presently possible under Maryland Law.

o Increase our efficiency in conducting the Company's business, allowing us to structure and complete corporate transactions which would be impossible under Maryland law. As a Delaware corporation, we could eliminate the substantial fees paid to outside advisors to keep the Company in conformity with Maryland law.

        For reasons outlined in the proxy statement your Board of Directors unanimously recommends that stockholders vote FOR all proposals. Remember, a failure to vote will have the same effect as voting against the reincorporation since this proposal requires the approval of 80% of the outstanding shares.

        If you need another copy of the proxy statement or have any questions, please call our proxy solicitor, MacKenzie Partners, Inc. toll free at (800) 322-2885 or collect at (212) 929-5500.

        We appreciate your prompt attention to voting your shares and thank you for your continued interest in your Company.

                                                     Sincerely,
                                                     /s/
                                                     Terry Considine



Reminder Letter for Registered Shareholders


                             IMPORTANT REMINDER


May 25, 1999


Dear Commercial Assets, Inc. Stockholder:

        The Annual Meeting of Stockholders of Commercial Assets, Inc. (the "Company") has been postponed until Wednesday, June 9, 1999. The meeting has been postponed in order to allow the Company additional time to solicit votes on the proposal to approve the reincorporation of the Company under the laws of the State of Delaware, which requires the approval of 80% of the outstanding shares.

        To date, your proxy has not been received. We encourage you to read carefully the proxy statement previously mailed to you and to vote promptly using the enclosed duplicate proxy card. If it is convenient, you may fax your proxy card to MacKenzie Partners, Inc., our proxy solicitor at (212) 929-0061.

        As detailed in earlier communications, the primary reasons we seek to reincorporate in Delaware are to:

o Take advantage of the attractive and flexible legal climate for Delaware companies. Delaware has a prominent reputation as the state of incorporation for major companies and many other state courts consistently look to Delaware for legal guidance on corporate matters.

o Improve our ability to attract and retain qualified directors. Delaware law may permit us to limit the liability of the directors and provide indemnification to the officers, directors and employees to a degree greater than is presently possible under Maryland Law.

o Increase our efficiency in conducting the Company's business, allowing us to structure and complete corporate transactions which would be impossible under Maryland law. As a Delaware corporation, we could eliminate the substantial fees paid to outside advisors to keep the Company in conformity with Maryland law.

        For reasons outlined in the proxy statement your Board of Directors unanimously recommends that stockholders vote FOR all proposals. Remember, a failure to vote will have the same effect as voting against the reincorporation since this proposal requires the approval of 80% of the outstanding shares.

        If you need another copy of the proxy statement or have any questions, please call our proxy solicitor, MacKenzie Partners toll free at
(800) 322-2885 or collect at (212) 929-5500.

        We appreciate your prompt attention to voting your shares and thank you for your continued interest in your Company.

                                                     Sincerely,
                                                     /s/
                                                     Terry Considine